Exhibit 10.10

FIRST AMENDMENT TO LEASE AGREEMENT

DATED AS OF NOVEMBER 11, 2013

BY AND BETWEEN

ESA UD PROPERTIES L.L.C.

AS LANDLORD

AND

ESA 2007 OPERATING LESSEE INC.

AS TENANT

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of November 11, 2013, by and between ESA UD PROPERTIES L.L.C., a Delaware limited liability company (“Landlord”), and ESA 2007 OPERATING LESSEE INC., a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 8, 2010 (the “Original Lease Agreement”), pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement;

WHEREAS, Tenant and Manager (as defined below) have entered into that certain Management Agreement dated as of the date hereof for the management and operation of the Leased Property, which Management Agreement is the “Management Agreement” as such term is defined in the Original Lease Agreement; and

WHEREAS, Landlord and Tenant wish to further amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendments. Effective as of the date of this Amendment:

(a) The definition of “Affiliate” in Article 1 of the Original Lease Agreement is hereby amended by deleting the last sentence thereof.

(b) The definition of “ESH Hospitality” in Article 1 of the Original Lease Agreement is hereby amended and restated in its entirety as follows:

“‘ESH Hospitality’ means ESH Hospitality, Inc. (f/k/a ESH Hospitality LLC), a Delaware corporation, together with its successors and assigns.”

(c) The definition of “HVM Manager” in Article 1 of the Original Lease is hereby deleted.

(d) The definition of “Manager” in Article 1 of the Original Lease Agreement is hereby amended and restated in its entirety as follows:

“‘Manager’ means ESA Management, LLC, a Delaware limited liability company, together with its successors and assigns.”

(e) Section 2.3 of the Original Lease Agreement is hereby amended to extend the Fixed Term by two (2) years, to expire on the eighth anniversary of the last day of the month in which the Commencement Date occurs (i.e., October 31, 2018), unless sooner terminated in accordance with the provisions of the Lease.

(f) Section 3.1(b)(ii) of the Original Lease Agreement is hereby amended by deleting the reference to “20 days” in the second sentence thereof and replacing the same with “35 days”.

(g) Section 5.7 of the Original Lease Agreement is hereby amended by deleting the second sentence thereof.

(h) Article 18 of the Original Lease Agreement is hereby amended by deleting the words “ESH Hospitality Holdings LLC, a Delaware limited liability company” therefrom and replacing the same with “Extended Stay America, Inc., a Delaware corporation”.

(i) Section 20.1 of the Original Lease Agreement is hereby amended by deleting the last sentence thereof.

(j) The addresses for notices of Landlord and Tenant set forth in Section 21.10(c) of the Original Lease Agreement are hereby updated as follows:

If to Landlord to:

11525 N. Community House Road, Suite 100

Charlotte, NC 28277

Attention: President

Facsimile No.: (980) 335-3089

Attention: General Counsel

Facsimile No.: (980) 335-3089

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Harry R. Silvera, Esq.

Facsimile No.: (212) 859-4000

If to Tenant to:

11525 N. Community House Road, Suite 100

Charlotte, NC 28277

Attention: President

Facsimile No.: (980) 335-3089

Attention: General Counsel

Facsimile No.: (980) 335-3089

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Harry R. Silvera, Esq.

Facsimile No.: (212) 859-4000

(k) Section 21.18 of the Original Lease Agreement is hereby deleted in its entirety.

(l) Exhibit A of the Original Lease Agreement is hereby deleted in its entirety, and Annex A attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit A”.

(m) Exhibit C of the Original Lease Agreement is hereby deleted in its entirety, and Annex B attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit C”.

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

3. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

5. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA UD PROPERTIES L.L.C.

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

TENANT

ESA 2007 OPERATING LESSEE INC.

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

FIRST AMENDMENT TO OPERATING LEASE (UD)

ANNEX A

(see attached)

UD

	Address	Minimum Rent — Through 12/31/2014	Minimum Rent — 2015	Minimum Rent — 2016	Minimum Rent — 2017	Minimum Rent — 2018
1	1067 Highway 315, Wilkes-Barre, PA	$436,000.00	$449,000.00	$462,000.00	$476,000.00	$490,000.00
2	2355 Tiffin Avenue, Findlay, OH	$489,000.00	$504,000.00	$519,000.00	$535,000.00	$551,000.00

	Aggregate	$925,000.00	$953,000.00	$981,000.00	$1,011,000.00	$1,041,000.00

UD

	Address	Minimum Rent — 2019	Minimum Rent — 2020	Minimum Rent — 2021	Minimum Rent — 2022	Minimum Rent — 2023
1	1067 Highway 315, Wilkes-Barre, PA	$505,000.00	$520,000.00	$536,000.00	$552,000.00	$569,000.00
2	2355 Tiffin Avenue, Findlay, OH	$568,000.00	$585,000.00	$603,000.00	$621,000.00	$640,000.00

	Aggregate	$1,073,000.00	$1,105,000.00	$1,139,000.00	$1,173,000.00	$1,209,000.00

UD

	Address	Minimum Rent — 2024	Minimum Rent — 2025	Minimum Rent — 2026	Minimum Rent — 2027	Minimum Rent — 2028
1	1067 Highway 315, Wilkes-Barre, PA	$586,000.00	$604,000.00	$622,000.00	$641,000.00	$660,000.00
2	2355 Tiffin Avenue, Findlay, OH	$659,000.00	$679,000.00	$699,000.00	$720,000.00	$742,000.00

	Aggregate	$1,245,000.00	$1,283,000.00	$1,321,000.00	$1,361,000.00	$1,402,000.00

ANNEX B

EXHIBIT C

PROVISIONS RELATING TO PERCENTAGE RENT

Percentage Rent for any Fiscal Year shall equal the sum of:

(a) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 1 Threshold but less than or equal to the Tier 2 Threshold and (ii) the Tier 1 Percentage; plus

(b) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 2 Threshold but less than or equal to the Tier 3 Threshold and (ii) the Tier 2 Percentage; plus

(c) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 3 Threshold and (ii) the Tier 3 Percentage.

“Tier 1 Percentage” means fifty-four percent (40%).

“Tier 1 Threshold” means $1,900,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 2 Percentage” means sixty-five percent (57%).

“Tier 2 Threshold” means $2,220,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 3 Percentage” means seventy-five percent (75%).

“Tier 3 Threshold” means $2,600,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Thresholds” means each of the Tier 1 Threshold, the Tier 2 Threshold, and the Tier 3 Threshold.